Exhibit 10.16

SEVENTEENTH AMENDMENT

Dated as of February 27, 2009

to

RECEIVABLES SALE AGREEMENT

Dated as of December 21, 2001

THIS SEVENTEENTH AMENDMENT (the “Amendment”), dated as of February 27, 2009, is entered into among PerkinElmer Receivables Company, as Seller (the “Seller”), PerkinElmer, Inc., as Initial Collection Agent (the “Initial Collection Agent,” and together with any successor thereto, the “Collection Agent”), the committed purchasers party thereto (the “Committed Purchasers”), Windmill Funding Corporation (“Windmill” and together with the Committed Purchasers, the “Purchaser”), and The Royal Bank of Scotland pic (successor to ABN AMRO Bank N.V.), as agent for the Purchasers (the “Agent”)

WITNESSETH:

WHEREAS, the Seller, the Initial Collection Agent, the Agent, the Committed Purchasers and Windmill have heretofore executed and delivered a Receivables Sale Agreement, dated as of December 21, 2001 (as amended, supplemented or otherwise modified through the date hereof, the “Sale Agreement”),

WHEREAS, the parties hereto desire to amend the Sale Agreement as provided herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of Which are hereby acknowledged, the parties hereto hereby agree that the Sale Agreement shall be and is hereby amended as follows:

SECTION 1. AMENDMENT

Upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and is hereby, amended as follows:

The defined term “Liquidity Termination Date” appearing in Schedule I to the Sale Agreement is hereby amended by deleting the date “February 27, 2009” appearing in clause (d) thereof and inserting in its place the date “March 20, 2009.”

Section 2. The Seller and the Agent hereby agree that the Seller shall have until March 20, 2009 to execute the Lock-Box Agreements referenced in Section 3 of the Sixteenth Amendment dated as of January 23, 2009 to the Sale Agreement.

Section 3. This Amendment shall become effective only once the Agent has received (i) this Amendment duly executed by the Seller, the Initial Collection Agent, and the Purchasers and (ii) the duly executed Guarantor’s Acknowledgment and Consent.

Section 4. To induce the Agent and the Purchasers to enter into this Amendment, the Seller and Initial Collection Agent represent and warrant to the Agent and the Purchasers that:

(a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date); (b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Initial Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the Initial Collection Agent, enforceable against the Seller and the Initial Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Initial Collection Agent of this Amendment or the performance by the Seller or the Initial Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

Section 5. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

Section 6. The Seller hereby agrees to pay to the Agent all reasonable rating agency, accounting and other administrative expenses of the Agent and the Committed Purchasers in each case in connection with the transactions contemplated by this Amendment and the legal fees of Chapman and Cutler LLP.

Section 7. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment and the other documents related hereto.

Section 8. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

THE ROYAL BANK OF SCOTLAND PLC

By: GREENWICH CAPITAL MARKETS, INC., as agent

By:	/s/ David Viney
	Name:	David Viney
	Title:	Managing Director

Address:	c/o ABN AMRO Bank N.V.
540 West Madison Street
27th Floor
Chicago, Illinois 60661
Attention: Agent
Telephone: (312) 338-3491
Telecopy: (312) 338-0140

Signature Page to

Seventeenth Amendment to Receivables Sale Agreement

WINDMILL FUNDING CORPORATION

By:	/s/ Jill A. Russo
	Name:	Jill A. Russo
	Title:	Vice President

Address:
c/o Global Securitization Services, LLC
68 South Service Road
Suite 120
Melville, New York 11747
Attention: Frank B. Bilotta
Telephone: (212) 302-5151
Telecopy: (212) 302-8767

With a copy to:

The Royal Bank of Scotland plc
Greenwich Capital Markets, Inc., as agent
c/o ABN AMRO Bank N.V.
540 West Madison Street
27th Floor
Chicago, Illinois 60661
Attention: Windmill Administrator
Telephone: (312) 338-3491
Telecopy: (312) 338-0140

Signature Page to

Seventeenth Amendment to Receivables Sale Agreement

PERKINELMER RECEIVABLES COMPANY

By:	/s/ David C. Francisco
Title:	Treasurer

PERKINELMER, INC.

By:	/s/ David C. Francisco
Title:	VP & Treasurer

Signature Page to

Seventeenth Amendment to Receivables Sale Agreement

GUARANTOR’S ACKNOWLEDGMENT AND CONSENT

The undersigned, PerkinElmer, Inc., has heretofore executed and delivered the Limited Guaranty dated as of December 21, 2001 (the “Guaranty”) and hereby consents to the Amendment to the Sale Agreement as set forth above and confirms that the Guaranty and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Sale Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Guaranty referred to above.

PERKINELMER, INC.

By:	/s/ David C. Francisco
Title:	VP & Treasurer